EXHIBIT 10.1.1

THE SECURITIES THAT ARE THE SUBJECT OF THIS AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE OR FOREIGN JURISDICTION AND WILL BE OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS BY VIRTUE OF THE COMPANY’S (AS DEFINED BELOW) INTENDED COMPLIANCE WITH SECTION 4(2) OF THE SECURITIES ACT OF 1933, AS AMENDED, THE PROVISIONS OF REGULATION D UNDER SUCH ACT, THE PROVISIONS OF REGULATION S UNDER SUCH ACT AND SIMILAR EXEMPTIONS UNDER STATE LAW. THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY ANY REGULATORY AUTHORITY. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Amendment to

CODIAGNOSTICS, LTD

SUBSCRIPTION AGREEMENT

WHEREAS, Co-Diagnostics, Inc., a Utah corporation (the “Company”), and Co-Diagnostics, Ltd., a company incorporated under the laws of the Turks and Caicos Islands (“Investor”) entered into an agreement for the purchase by Investor of shares of common stock of the Company dated April 30, 2013 (“Subscription Agreement”) and desire to amend it as follows:

Paragraph 5 (i) is hereby amended in its entirety as follows:

Subsequent Financing.

(i) Investor agrees that, after the initial investment commitment has been satisfied and if the Company desires, it will use its best efforts to provide an additional investment in the Company on the same terms as contained herein. For the initial $500,000 of a Subsequent Financing, the Investor will receive common stock equal to 10% of the then issued and outstanding common stock of the Company and for the next $500,000 of a Subsequent Financing the Investor shall receive common stock on the same terms and conditions and per share price as the initial $500,000 of the Subsequent Financing. The Investor shall have 30 days following notice by the Company that the Company desires to proceed with the Subsequent Financing to decide to participate and in the event the Investor does not notify Company that it desires to participate in the Subsequent Financing, the proscription on dilution described in Paragraph 7 hereof shall be terminated and the Company can proceed with any financing it chooses.

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IN WITNESS WHEREOF, Investor has executed this Amended Subscription Agreement as of May 1, 2015.

Co-Diagnostics, Ltd., a Turks and Caicos company

By	/s/ Dwight H. Egan
(Signature of signer)

President
(Name and capacity of signer - please print or type)

Business address (please indicate street address -- post office address is not legally sufficient: _______________________________

Hibernian House Leeward Highway Providenciales Turks and Caicos Islands

Mailing Address (if different from business address):

Jurisdiction of Organization: Turks and Caicos

ACCEPTED AS OF _________________, 2015.

Cooperative Diagnostics, Inc.

/s/ Dwight H. Egan
Dwight H. Egan
President

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